Exhibit 99.3

                            Certification Pursuant to
                             18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-Q (the "Form 10-Q") of AOL Time Warner Inc., a Delaware corporation (the "Company"), for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

     1.  the  Report  fully  complies,  in  all  material  respects,   with  the
requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934;
and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002                               /s/ Richard D. Parsons
                                                      --------------------------
                                                      Richard D. Parsons
                                                      Chief Executive Officer



Dated:  August 14, 2002                               /s/ Wayne H. Pace
                                                      --------------------------
                                                      Wayne H. Pace
                                                      Chief Financial Officer